UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 28, 2025
(August 28, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On August 28, 2025, TXNM Energy, Inc. (“TXNM”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, TXNM’s shareholders voted on the following proposals set forth in TXNM’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 21, 2025, as supplemented and amended by the definitive additional materials filed with the SEC on August 19, 2025 (the “Proxy Statement”), relating to the proposed acquisition of TXNM by affiliates of Blackstone Infrastructure Partners L.P.

As of the close of business on July 17, 2025, the record date for the Special Meeting, TXNM had a total of 105,378,979 shares of common stock outstanding and entitled to vote at the Special Meeting, of which 93,339,040 shares were represented at the Special Meeting in person or by proxy.

TXNM did not receive notice that any shareholder intended to seek dissenter’s rights, which a shareholder who wanted to pursue dissenter’s rights was required to do by New Mexico corporation law.

Set forth below are the final voting results for each of the proposals submitted to a vote of TXNM’s shareholders at the Special Meeting. Under state law abstentions have the effect of a vote against the matter. A detailed discussion of each of these proposals can be found in the Proxy Statement.

Proposal 1: Merger Proposal

TXNM’s shareholders approved the Agreement and Plan of Merger, dated as of May 18, 2025, by and among TXNM, Troy ParentCo LLC, and Troy Merger Sub Inc. (the “Merger Agreement”), by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

92,921,678	347,430	69,932	0

Proposal 2: Advisory Vote on Merger-Related Compensation

TXNM’s shareholders approved, on a non-binding, advisory basis, certain compensation arrangements for TXNM’s named executive officers in connection with the merger contemplated by the Merger Agreement, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

86,771,502	6,326,255	241,283	0

In connection with the Special Meeting, TXNM also solicited proxies with respect to Proposal 3 to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement. As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the adjournment proposal was rendered moot and was not presented at the Special Meeting.

Item 7.01. Regulation FD Disclosure.

On August 28, 2025, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number     Description

99.1    Press Release, dated August 28, 2025.
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: August 28, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)